UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00579

T. Rowe Price Growth Stock Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Report to Shareholders

Growth Stock Fund	December 31, 2015

The views and opinions in this report were current as of December 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Your fund outperformed its peers and its benchmark, the S&P 500 Index, due to stock selection and strategic sector allocation decisions. In a volatile year for equities, we correctly allocated assets to sectors that outperformed in a challenging environment in which corporate profits were hurt by falling oil prices and a strong U.S. dollar. There were divergent fundamentals in the U.S. and around the globe: 2015 was the best of times for consumers but the worst of times for commodity producers.

We were not surprised to see a lackluster market in 2015 given several years of strong performance. While finding attractive growth opportunities will likely become more difficult going forward, we remain confident in our disciplined and rigorous research process, which should continue to uncover the companies on the right side of change and those on the wrong side of change.

The Growth Stock Fund returned 10.85% in the 12-month period ended December 31, 2015, compared with 1.38% for the benchmark S&P 500 Index and 5.61% for the Lipper Large-Cap Growth Funds Index, which measures the performance of similarly managed funds. The return for the style-specific Russell 1000 Growth Index was 5.67%. (Performance was lower for the Advisor and R Class shares, reflecting their different fee structures.)

The Growth Stock Fund continued to compare favorably versus its Lipper peer group during the 1-, 3-, 5-, and 10-year periods ended December 31, 2015. It ranked 46 of 668, 68 of 615, 52 of 545, and 44 of 389 funds in the large-cap growth funds category for the 1-, 3-, 5-, and 10-year periods, respectively. Past performance cannot guarantee future results.

MARKET AND ECONOMIC ENVIRONMENT

It was another turbulent year for stocks. The S&P 500 notched a total return of just 1.38%. Since the global financial crisis, U.S. equities have logged a string of solid returns, making the lackluster market in 2015 not entirely unexpected. U.S. stocks maintain a wide performance advantage over Europe, Japan, and the emerging markets. In the benchmark S&P 500, large-cap stocks outperformed small- and mid-caps, and growth outperformed value.

Examining the turbulence in the year more closely, we saw an economic contraction in the first quarter of 2015 exaggerated by severe winter weather across the country. The thaw of this deep freeze coincided with a strong market rally in the late spring, only to be deflated by late summer when China devalued its currency and unsuccessfully intervened in its markets, surprising investors. We closed out the third quarter of 2015 with a thud, driven by politicians’ negative comments around the high costs of U.S. drug pricing, only to be followed in October by a robust rally boosted by earnings reports from several bellwether technology giants that surpassed market expectations. However, the continued drop in oil and commodity prices, which accelerated as the year closed, took much of any remaining optimism out of the market. This left the market essentially where it started in 2015.

The slight gain that the S&P 500 saw for the year was essentially fueled by a handful of outperforming consumer discretionary and information technology names: Facebook, Amazon.com, Netflix, and Alphabet (formerly known as Google). Investors in those four names alone would have seen a return of over 83% within the S&P 500. Exclude those four stocks and the returns in the index would have been -3.1%. Fortunately, all four stocks had been large holdings for us during the year. These companies are those we deem to be on the right side of change, and they are uniquely positioned to drive durable growth, even in the face of slower broad economic growth. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The fall in energy and commodity prices and the continued strengthening of the U.S. dollar worked to pressure corporate profit growth in 2015. Based on research from RBC Capital Markets, for every 10% increase in the strength of the U.S. dollar, there is a corresponding 1% drag on S&P 500 earnings. Conversely, a 10% decrease in oil prices results in a 1% decrease in S&P 500 earnings. Amazingly, a barrel of oil was roughly one-third the spot price at the end of 2015 as compared with the start of 2015, resulting in the energy and materials sectors being hit hardest by the oil price plummet. Weakness and volatility in emerging markets also unsettled stocks, specifically in commodity-dependent Brazil, where negative returns dropped to historic lows. China’s flagging growth and currency devaluations rippled through global markets, depressing stock returns and increasing volatility throughout developed markets. In the second half of the year, credit spreads widened as commodity price declines severely impacted the high yield market and investors questioned whether acquirers would continue to be able to access debt markets to fund acquisitions.

There were some notable bright spots in 2015. It was a record year for mergers and acquisitions (M&A). U.S. large-cap M&A, led by the health care and information technology sectors, participated as both buyers and sellers. It was also a record year for share repurchases. According to FactSet, the S&P 500 reached a 15-year high for share buyback activity, totaling $582 billion in 2015, far above the $339 billion average since 2000.

Although certain economic indicators have been mixed or negative for the industrials and business services, energy, and materials sectors, other economic indicators, particularly those that bode well for the U.S. consumer, continue to show strength. Those include strong job growth resulting in falling unemployment levels, a small uptick in real wages, rising housing prices, and strong automobile and home improvement sales. This led the U.S. Federal Reserve to increase interest rates in December 2015 for the first time since 2006.

INVESTMENT STRATEGY

When I began managing the fund in January 2014, I laid out our investment strategy. We remain squarely focused on this journey, which is to apply the tried and tested approach that embodies our investment philosophy and process to growth investing. Remaining true to our discipline and consistency while focusing on companies’ long-term investment merits will remain our hallmark. Markets continually exhibit volatility resulting from fear and provide us with opportunities to purchase equities that we believe are mispriced intrinsically relative to their long-term prospects. I remain vigilant in taking advantage of these opportunities. Over the years, I have found that in the search for outperformance in growth investing, it is critical to seek companies in which the market has underestimated durability or pace of growth. If you can find companies that are underestimated on both measures, they tend to produce the most powerful investment results. On the flip side, it is also important to identify where the market is overestimating these attributes. Those are typically the investments to avoid. The market tends to eventually appreciate the pace of growth more quickly than it does the durability of growth, so getting the latter right can be more valuable in the quest for outperformance.

My core focus is to seek out secular winners with the potential to become much larger companies over time. In many cases, the most compelling investments will be those companies that are innovative disruptors, driving lasting change within their sectors. We hope to identify them through our rigorous framework driven by sector and company fundamentals, partnering closely with our talented global team of research analysts. I am also taking a more holistic approach to growth investing by striving to identify equities that present attractive cyclical growth opportunities. In addition, I am targeting what I broadly characterize as unique situations that can result in powerful growth investment theses. For example, these will include individual companies going through value to growth transitions, industry participants exposed to important and long-lasting industry structural change, and roll-ups led by extremely talented management teams in fragmented industries where capital has been allocated poorly.

PORTFOLIO REVIEW

The fund’s outperformance relative to the S&P 500 was largely due to stock selection in three sectors: consumer discretionary, information technology, and health care, coupled with our underweight in energy.

For the year, the consumer discretionary sector, which is our second-largest sector allocation, generated the strongest contribution to fund performance. Our exposure primarily is concentrated in the Internet catalogue and retail; specialty retail; and hotels, restaurants, and leisure industries. The consumer-driven side of the economy, as opposed to the industrial-driven side of the economy, has benefited—and continues to benefit—from a sharp drop in energy prices, increased employment, and a rise in real wages. As a result, consumers have more discretionary dollars to spend, particularly in bigger-ticket categories. Amazon.com was the top contributor to the fund and our largest holding. Despite the strong move up in the stock price in 2015, we still think there is room for growth as the company solidifies its leadership position in both e-commerce and cloud computing, two dominant areas of secular growth with a lot of runway left. It is a benchmark example of a company controlling its own destiny through the buildout of two large commercial opportunities that should drive durable growth for years to come even in a low-growth world.

Netflix was another strong contributor. The company has become the leader in over-the-top video subscription services and has enhanced its competitive position with a strong lineup of originally developed content. We were also encouraged by its move to profitability in the core U.S. streaming business while investing profits aggressively to maintain a leading position and expand internationally. However, with the sharp move up in the stock price, we moderated our position size during the year.

Not all of our bets in consumer discretionary paid off for the fund. Our largest purchase in the second half of the year, Chipotle Mexican Grill, was a poor performer. Unfortunately, our timing was bad. The restaurant chain’s stock was punished by a number of high-profile and well-publicized foodborne illness outbreaks. We remain concerned that a cause for the E.coli outbreak in particular has not been found as well as over management’s response to the crisis. The company’s same-store sales have fallen precipitously and the timing and pace of recovery remain unclear, leading us to reduce our position. Another detractor was casino operator Wynn Resorts, a holding which we eliminated. An ongoing anticorruption campaign and economic woes in China have put significant pressure on its Macau operations, from which it derives the majority of its revenues. It has another significant new property called Wynn Palace scheduled to open in Macau in 2016. The $4 billion plus construction cost coupled with the sharp falloff in Macau revenues led to a highly leveraged balance sheet, adding another level of concern for the stock. However, we still have conviction in the gaming and lodging industry located in Las Vegas. One of our larger bets is MGM Resorts International, which derives the majority of its business from U.S. gaming markets. Las Vegas has entered a healthy recovery after languishing for many years post the U.S. financial crisis. We also like that management has announced plans to put 10 of its casino properties into a real estate investment trust, which should unlock asset value. Finally, the company’s profit growth plan announced in 2015 looks poised to drive operating costs down and profit margins up.

Stock selection in information technology, our largest sector allocation, is focused in the Internet software and services industry. Our strong performance within the sector was propelled by our overweight position in Alphabet, our second-largest portfolio holding. In the fourth quarter, shares rose after the company reported earnings exceeding analysts’ expectations. Strong traction from its mobile advertising operations coupled with expense discipline fueled its upside earnings surprise. In addition, the company’s decision to provide more transparency starting in 2016 around its core search business and large areas of other investment spending, coupled with its decision to start returning capital to shareholders through the initiation of a share buyback program, was also a reason for investors to celebrate. Microsoft, with a total return of 18%, was another strong performer. This was also a new position for the portfolio started during the year. Despite continued erosion in its desktop Windows business, the company is pivoting admirably as it positions itself for a mobile-first, cloud-first world. Microsoft is transitioning to a more recurring and predictable subscription fee business model for its Office 365 productivity suite and, with its Azure cloud infrastructure platform offerings, is widely considered #2 behind Amazon Web Services. Microsoft is now our fourth-largest holding, and we remain encouraged by the path new CEO Satya Nadella has set for the company.

Our relative performance also benefited from our underweight in Apple, which declined for the year. We still own a sizable absolute position because it is a well-managed, high-quality company that delivers great products to its customers and at the same time generates substantial free cash flow. We do remain concerned that Apple has become a victim of its own success. It has built such a large and dominant franchise with the iPhone, which makes up a majority of the company’s profitability, that the likelihood is high that it will go ex-growth as global smartphone penetration continues to mature and relies more on replacement sales going forward. Finding another avenue for growth that is large enough to move the needle for Apple and where it will enjoy first-mover advantage is a very tall order.

Health care was our third-largest sector allocation, and the sector weight we increased the most since taking over management of the portfolio two years ago. It constituted about 21% of the net assets. Nearly two-thirds of our exposure is in biotechnology and pharmaceutical companies. Many of our holdings produced favorable clinical data and sales outcomes, along with strong prospects for their drug discovery pipelines. We also had significant positions in managed care, an area that saw a number of M&A announcements in 2015. For the year, the health care sector was our third-best performer. We have maintained an overweight allocation and have benefited from solid returns from several key holdings. We held oncology biotech company Pharmacyclics, which was our top health care contributor for all of 2015. It was acquired by Abbvie for a significant premium during the period. Incyte was also a solid contributor after delivering positive results driven by strong product revenues from Jakafi, the company’s sole approved drug for the treatment of two rare types of blood cancers. The company also has several promising pipeline opportunities, in particular, IDO, which is an immuno-oncology combination drug currently in multiple clinical trials, which we believe will continue to sustain the company’s strong growth. We added to our position in Allergan on weakness after its shares fell due to industrywide concerns about the potential for future regulatory reform around drug pricing. We also believe that Allergan’s planned merger with global pharmaceutical giant Pfizer will add significant value for shareholders over time via material cost synergies, drug portfolio optimization, and additional capital return through increased share buybacks and higher dividend payments.

Our investment in Valeant Pharmaceuticals International was a drag on sector performance. It was a strong stock for us until late summer when the high yield market started to show cracks and drug pricing concerns became elevated, driven by political rhetoric on the presidential campaign trail and in U.S. Congress. Several other issues, including its questionable relationship with a specialty pharmaceuticals distributor called Philidor and the health of its CEO, led to a sharp sell-off and has kept pressure on the stock price. We continue to hold the stock in the portfolio as we believe there is good value in the base business and its drug pipeline, especially from the equity’s currently depressed levels.

The largest sector detractor in the portfolio was our underweight to consumer staples, as market volatility in the third quarter resulted in outperformance of this defensive sector. While we have maintained a large underweight position in this sector due to the lack of growth opportunities that meet our threshold, positive stock selection partially offset the drag from our large underweight. We eliminated our shares in Keurig Green Mountain after the stock had a significant runup late in the year due to the move by JAB Holding to take the company private in a transaction valued at $13.9 billion.

INVESTMENT OUTLOOK

We expect the U.S. economy will continue to expand at a modest pace within the backdrop of a sustained low interest rate and low inflation environment. However, volatility is likely to remain a factor we will have to contend with going forward. Post the financial crisis, this has been the most skeptical bull market in history. Currently, concerns remain high regarding a potential hard economic landing in China, widening spreads in credit markets, the uncertainty of a presidential election year in the U.S., the resulting impact from the collapse in energy and commodity prices, and geopolitical tensions around the globe, particularly in the Middle East. With this said, it is important to keep in mind that bull markets don’t die of old age. Bull markets really die when there are excesses in the marketplace coupled with a lack of skepticism, followed by a negative shock to the system. These conditions definitely do not seem to be in place today.

Despite the muted economic situation, we do not believe there is much likelihood that the U.S. is entering a broad-based recession. Consumption, the largest portion of the U.S. economy and a key linchpin, continues to be resilient. We have observed a shift in consumer behavior toward buying durable goods and bigger-ticket items, and this tailwind should remain in place in light of a continually improving employment and wage backdrop, what amounts to a material tax cut through significantly reduced gasoline prices, and what should remain a benign interest rate and inflation environment, thus aiding a continued housing recovery.

Finding growth companies in the current investing environment will require selectivity. Disciplined fundamental analysis and effectively selecting companies with durable growth profiles that are priced attractively will be critical in generating outperformance. Consistently and rigorously applying our investment philosophy and process should position us well to meet this challenge. Against this backdrop, we favor companies that have more control of their destiny, “self-help” companies, that are uniquely positioned to benefit from powerful secular trends and that are innovatively disrupting legacy profit pools and creating new ones.

Respectfully submitted,

Joseph B. Fath
Chairman of the fund’s Investment Advisory Committee

January 21, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Earnings growth rate—current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE)—current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 1000 Growth Index: Market capitalization-weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecast growth values.

Russell 1000 Index: A market capitalization-weighted index that tracks the performance of the 1,000 largest U.S. companies.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/15
Amazon.com	7.2%
Alphabet	6.9
Priceline	3.5
Microsoft	3.3
Allergan	3.1
Facebook	2.9
Danaher	2.8
Visa	2.7
MasterCard	2.7
Alexion Pharmaceuticals	2.2
Apple	2.1
American Airlines	1.7
Boeing	1.6
Celgene	1.5
Walt Disney	1.5
Intuitive Surgical	1.5
Gilead Sciences	1.3
Lowe's	1.3
American Tower	1.3
Anthem	1.3
Tencent Holdings	1.3
McKesson	1.2
UnitedHealth Group	1.2
Tesla Motors	1.2
Bristol-Myers Squibb	1.2
Total	58.5%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

I Class

	8/28/15 Through 12/31/15
NET ASSET VALUE	
Beginning of period	$ 55.78
Investment activities	
Net investment income[(1)]	0.06
Net realized and unrealized gain / loss	1.73
Total from investment activities	1.79
Distributions	
Net investment income	–
Net realized gain	(3.88)
Total distributions	(3.88)
NET ASSET VALUE	
End of period	**$ 53.69**

Ratios/Supplemental Data

Total return[(2)]	**3.30%**
Ratio of total expenses to average net assets	0.52%[(3)]
Ratio of net investment income to average net assets	0.30%[(3)]
Portfolio turnover rate	37.8%
Net assets, end of period (in millions)	$ 1,416

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 97.3%		
CONSUMER DISCRETIONARY 26.7%		
Auto Components 1.1%		
Borg-Warner	6,983,700	301,906
Delphi Automotive	2,003,200	171,734
		473,640
Automobiles 1.2%		
Tesla Motors (1)	2,195,330	526,901
		526,901
Hotels, Restaurants & Leisure 4.7%		
Chipotle Mexican Grill (1)	622,526	298,719
Hilton Worldwide Holdings	8,694,100	186,054
Las Vegas Sands	4,004,300	175,549
Marriott International, Class A	4,461,500	299,099
MGM Resorts International (1)	22,682,175	515,339
Royal Caribbean Cruises	3,067,300	310,441
Starbucks	6,083,740	365,207
		2,150,408
Internet & Catalog Retail 11.0%		
Amazon.com (1)	4,814,500	3,254,072
Flipkart, Acquisition Date: 3/19/15, Cost $9,963 (1)(2)(3)(4)	87,398	12,432
Netflix (1)	1,401,600	160,315
Priceline (1)	1,231,314	1,569,864
		4,996,683
Media 1.5%		
Walt Disney	6,623,800	696,029
		696,029
Specialty Retail 5.1%		
AutoZone (1)	686,428	509,268
CarMax (1)	5,294,400	285,738
Home Depot	1,680,400	222,233

Lowe's	7,783,600	591,865
Ross Stores	5,693,700	306,378
TSC	4,691,849	401,153
		2,316,635
Textiles, Apparel & Luxury Goods 2.1%		
Hanesbrands	14,913,300	438,898
Nike, Class B	8,099,100	506,194
		945,092
Total Consumer Discretionary		12,105,388
CONSUMER STAPLES 2.1%		
Food & Staples Retailing 2.1%		
Costco Wholesale	856,800	138,373
CVS Health	3,309,300	323,550
Walgreens Boots Alliance	5,942,000	505,991
Total Consumer Staples		967,914
FINANCIALS 5.4%		
Capital Markets 2.4%		
BlackRock	324,100	110,362
Morgan Stanley	14,463,400	460,081
State Street	4,038,200	267,975
TD Ameritrade Holding	6,190,100	214,858
		1,053,276
Diversified Financial Services 1.0%		
Intercontinental Exchange	1,754,436	449,592
		449,592
Real Estate Investment Trusts 2.0%		
American Tower, REIT	6,076,100	589,078

Crown Castle International, REIT	3,756,500	324,749
		913,827
Real Estate Management & Development 0.0%		
WeWork, Class A, Acquisition Date: 6/23/15 Cost $4,592 (1)(2)(4)	139,609	4,592
		4,592
Total Financials		2,421,287
HEALTH CARE 21.4%		
Biotechnology 8.9%		
Alexion Pharmaceuticals (1)	5,142,306	980,895
Biogen (1)	1,169,600	358,307
BioMarin Pharmaceutical (1)	2,113,100	221,368
Celgene (1)	5,819,100	696,895
Gilead Sciences	5,965,700	603,669
Incyte (1)	3,134,972	339,988
Regeneron Pharmaceuticals (1)	822,290	446,397
Vertex Pharmaceuticals (1)	3,225,600	405,877
		4,053,396
Health Care Equipment & Supplies 1.5%		
Intuitive Surgical (1)	1,205,296	658,285
		658,285
Health Care Providers & Services 5.4%		
Anthem	4,185,100	583,570
Cigna	2,420,900	354,250
Humana	2,164,930	386,462
McKesson	2,819,500	556,090
UnitedHealth Group	4,641,839	546,066
		2,426,438

Life Sciences Tools & Services 0.3%		
Illumina (1)	786,300	150,927
		150,927
Pharmaceuticals 5.3%		
Allergan (1)	4,504,987	1,407,808
Bristol-Myers Squibb	7,578,200	521,304
Valeant Pharmaceuticals International (1)	4,878,500	495,900
		2,425,012
Total Health Care		9,714,058
INDUSTRIALS & BUSINESS SERVICES 10.5%		
Aerospace & Defense 1.6%		
Boeing	5,133,300	742,224
		742,224
Air Freight & Logistics 0.6%		
FedEx	1,657,800	246,996
		246,996
Airlines 2.3%		
American Airlines	18,359,500	777,525
United Continental (1)	4,414,400	252,945
		1,030,470
Commercial Services & Supplies 0.1%		
IHS (1)	450,700	53,376
		53,376
Industrial Conglomerates 3.9%		
Danaher	13,699,000	1,272,363
Roper Technologies	2,614,400	496,187
		1,768,550

Machinery 1.2%		
Flowserve	4,659,082	196,054
Wabtec	4,558,939	324,232
		520,286
Road & Rail 0.8%		
Canadian Pacific Railway	2,915,900	372,069
		372,069
Total Industrials & Business Services		4,733,971
INFORMATION TECHNOLOGY 29.8%		
Communications Equipment 0.4%		
Palo Alto Networks (1)	1,094,200	192,732
		192,732
Internet Software & Services 14.4%		
Akamai Technologies (1)	4,183,100	220,156
Alibaba Group Holding, ADR (1)	4,780,303	388,495
Alphabet, Class A (1)	2,098,100	1,632,343
Alphabet, Class C (1)	1,965,693	1,491,725
Dropbox, Class A, Acquisition Date: 11/7/14 Cost $73,547 (1)(2)(3)(4)	3,850,404	36,198
Facebook (1)	12,506,000	1,308,878
LinkedIn (1)	2,028,300	456,530
Tencent Holdings (HKD)	29,307,900	572,490
VeriSign (1)	4,657,908	406,915
		6,513,730
IT Services 6.6%		
Fiserv (1)	3,496,500	319,790
MasterCard, Class A	12,693,800	1,235,868
PayPal Holdings (1)	5,897,900	213,504

Visa, Class A	15,982,500	1,239,443
		3,008,605
Semiconductor & Semiconductor Equipment 0.3%		
ASML Holding	1,366,000	121,260
		121,260
Software 6.0%		
Microsoft	27,252,700	1,511,980
Mobileye (1)	6,644,174	280,916
NetSuite (1)	2,330,500	197,207
salesforce.com (1)	6,182,300	484,692
ServiceNow (1)	3,044,100	263,497
		2,738,292
Technology Hardware, Storage & Peripherals 2.1%		
Apple	8,890,700	935,835
		935,835
Total Information Technology		13,510,454
MATERIALS 1.0%		
Chemicals 0.6%		
Ashland	2,598,300	266,846
		266,846
Construction Materials 0.4%		
Martin Marietta Materials	1,461,870	199,662
		199,662
Total Materials		466,508
Total Miscellaneous Common Stocks 0.4% (5)(6)		157,915
Total Common Stocks (Cost $25,819,843)		44,077,495

PREFERRED STOCKS 0.3%

CONSUMER DISCRETIONARY 0.3%

Internet & Catalog Retail 0.3%

Flipkart, Series A, Acquisition Date: 3/19/15 Cost $3,402 (1)(2)(3)(4)	29,838	4,244
Flipkart, Series C, Acquisition Date: 3/19/15 Cost $6,004 (1)(2)(3)(4)	52,666	7,491
Flipkart, Series E, Acquisition Date: 3/19/15 Cost $11,164 (1)(2)(3)(4)	97,930	13,930
Flipkart, Series G, Acquisition Date: 12/17/14 Cost $53,623 (1)(2)(3)(4)	447,755	63,689
Flipkart, Series H, Acquisition Date: 4/17/15 Cost $55,981 (1)(2)(3)(4)	393,568	55,981
Total Preferred Stocks (Cost $130,174)		145,335

CONVERTIBLE PREFERRED STOCKS 0.8%

CONSUMER DISCRETIONARY 0.7%

Internet & Catalog Retail 0.7%

Airbnb, Series D, Acquisition Date: 4/16/14 Cost $63,308 (1)(2)(4)	1,554,984	144,760
Airbnb, Series E, Acquisition Date: 7/14/15 Cost $47,971 (1)(2)(4)	515,299	47,971
Uber Technologies, Series G, Acquisition Date: 12/3/15 Cost $93,311 (1)(2)(4)	1,913,210	93,312
Xiaoju Kuaizhi, Series A-17, Acquisition Date: 10/19/15 Cost $49,217 (1)(2)(4)	1,794,537	54,871
Total Consumer Discretionary		340,914

FINANCIALS 0.1%

Real Estate Management & Development 0.1%

WeWork, Series E, Acquisition Date: 06/23/15 Cost $41,323 (1)(2)(4)	1,256,420	41,323
Total Financials		41,323

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2015. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/15	Value 12/31/14
Dropbox, Class A	$ —	$ —	$ —	$ 36,198	$ 73,547
Flipkart	9,963	—	—	12,432	—
Flipkart, Series A	3,402	—	—	4,244	—
Flipkart, Series C	6,004	—	—	7,491	—
Flipkart, Series E	11,164	—	—	13,930	—
Flipkart, Series G	—	—	—	63,689	53,623
Flipkart, Series H	55,981	—	—	55,981	—
T. Rowe Price Reserve Investment Fund	¤	¤	$ 401	$ 934,682	$ 608,027
T. Rowe Price Short-Term Reserve Fund	¤	¤	—^	7,990	11,483
Totals			$ 401	$ 1,136,637	$ 746,680

¤ Purchase and sale information not shown for cash management funds.

^ Excludes earnings on securities lending collateral, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 1,156,357
Dividend income	401
Interest income	—
Investment income	$ 401
Realized gain (loss) on securities	$ —
Capital gain distributions from mutual funds	$ —

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/15	12/31/14
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 2,842	$ 3,149
Net realized gain	3,777,617	5,241,896
Change in net unrealized gain / loss	807,227	(1,661,715)
Increase in net assets from operations	4,587,686	3,583,330
Distributions to shareholders		
Net realized gain		
Investor Class	(2,680,498)	(3,502,818)
Advisor Class	(265,200)	(308,042)
R Class	(72,808)	(89,811)
I Class	(82,928)	–
Decrease in net assets from distributions	(3,101,434)	(3,900,671)
Capital share transactions*		
Shares sold		
Investor Class	5,314,259	7,696,036
Advisor Class	938,707	829,169
R Class	237,966	216,146
I Class	1,452,073	–
Distributions reinvested		
Investor Class	2,536,703	3,319,953
Advisor Class	264,658	306,330
R Class	72,806	89,808
I Class	74,961	–
Shares redeemed		
Investor Class	(8,853,842)	(9,397,737)
Advisor Class	(877,636)	(1,008,348)
R Class	(280,970)	(309,982)
I Class	(37,834)	–
Increase in net assets from capital share transactions	841,851	1,741,375
Net Assets		
Increase during period	2,328,103	1,424,034
Beginning of period	42,993,296	41,569,262
End of period	**$ 45,321,399**	**$ 42,993,296**
Undistributed net investment income	1,879	–

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Growth Stock Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth through investments in stocks. The fund has four classes of shares: the Growth Stock Fund original share class, referred to in this report as the Investor Class, offered since April 11, 1950; the Growth Stock Fund–Advisor Class (Advisor Class), offered since December 31, 2001; the Growth Stock Fund–R Class (R Class), offered since September 30, 2002; and the Growth Stock Fund–I Class (I Class), offered since August 28, 2015. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $387,000 for the year ended December 31, 2015.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2015, the fund realized $491,975,000 of net gain on $844,845,000 of in-kind redemptions.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2015:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2015.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2015. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2015, totaled $66,836 for the year ended December 31, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2015, the value of loaned securities was $7,748,000; the value of cash collateral and related investments was $7,990,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $16,812,920,000 and $19,338,247,000, respectively, for the year ended December 31, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the character of net currency losses. For the year ended December 31, 2015 the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2015 and December 31, 2014, were characterized for tax purposes as follows:

At December 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. During the year ended December 31, 2015, the fund utilized $2,838,000 of capital loss carryforwards. In accordance with federal tax laws applicable to investment companies, specified net losses realized between November 1 and December 31 are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.25% of the fund’s average daily net assets up to $15 billion and 0.2125% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2015, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver. For the year ended December 31, 2015, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the year ended December 31, 2015, expenses incurred pursuant to these service agreements were $122,000 for Price Associates; $2,768,000 for T. Rowe Price Services, Inc.; and $6,664,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2015, the fund was allocated $614,000 of Spectrum Funds’ expenses and $32,267,000 of Retirement Funds’ expenses. Of these amounts, $13,264,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2015, 1% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 44% were held by the Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund; however, no Price fund or account may invest for the purpose of exercising management or control over the fund. At December 31, 2015, less than 1% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 1,538,997 shares of the Investor Class, and 4,482 shares of the I Class, aggregating less than 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Growth Stock Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Growth Stock Fund, Inc. (the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 17, 2016

Tax Information (Unaudited) for the Tax Year Ended 12/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $3,642,679,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $2,042,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $2,042,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[181]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Advisory Board Member, Deutsche Bank North
[181]	America (2004 to present); Director, Under Armour (2008 to present);
Director, Vornado Real Estate Investment Trust (2004 to 2012)

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, an owner and operator of industrial properties (2009 to
2013	present); Chairman of the Board (2005 to present) and Director (1999
[181]	to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2012	telecommunications companies (2008 to 2011); Advisory Board
[181]	Member, Pipeline Crisis/Winning Strategies, a collaborative
working to improve opportunities for young African Americans
(1997 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[181]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization
[181]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisers (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[181]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[181]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[181]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[127]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Growth Stock Fund	Principal Occupation(s)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Andrew S. Davis (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Joseph B. Fath, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Jon M. Friar (1982)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, summer intern, T. Rowe
Price (to 2011)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Barry Henderson (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Dominic Janssens (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Thomas H. Watson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Justin P. White (1981)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	International, and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,158,000 and $2,283,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Growth Stock Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 17, 2016